                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                 Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                   DATUM INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                   DATUM INC.

                                     [LOGO]

                                  9975 TOLEDO
                            IRVINE, CALIFORNIA 92718
                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 5, 1997
                                _______________

To the Stockholders of Datum Inc.:

         Please take notice that the Annual Meeting of Stockholders of Datum Inc. (the "Company") will be held at the Company's corporate offices located at 9975 Toledo, Irvine, California, on Thursday, June 5, 1997, at 1:30 p.m. local time, for the following purposes:

                 1. To elect two directors to Class I of the Company's Board of Directors to serve until the 2000 Annual Meeting of Stockholders;

                 2. To consider and vote upon a proposal to approve and ratify the adoption of the Company's Employee Stock Purchase Plan, which authorizes the Company to issue, or purchase in open market transactions, 250,000 shares of Common Stock of the Company for purchase through payroll deductions by participating employees of the Company;

                 3. To consider and vote upon a proposal to approve and adopt an amendment to the Company's 1994 Stock Incentive Plan to increase the number of shares issuable thereunder by 200,000 shares and to increase the total number of shares represented by options or rights to purchase under the 1994 Stock Incentive Plan that may be granted or offered under stock options or rights to purchase to any one person during any calendar year by 100,000 shares; and

                 4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         At the Annual Meeting, the Board of Directors intends to present R. David Hoover and Edward A. Money as the nominees for election to the Board of Directors.

         Only stockholders of record on the books of the Company at the close of business on April 18, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. A majority of the outstanding shares must be represented at the Annual Meeting in order to transact business. Consequently, if you are unable to attend in person, please execute the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies.

         If you return your proxy, you may nevertheless attend the Annual Meeting and, if you wish, vote your shares in person.

                                        By Order of the Board of Directors,

                                        DATUM INC.


                                        David A. Young
                                        Secretary

Irvine, California
May 2, 1997

                                   DATUM INC.

                                     [LOGO]

                                  9975 TOLEDO
                            IRVINE, CALIFORNIA 92718

                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 1997

                                _______________

                                PROXY STATEMENT

                                _______________


                            SOLICITATION OF PROXIES

         The accompanying proxy is solicited by the Board of Directors of Datum Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders to be held at the Company's executive offices located at 9975 Toledo, Irvine, California, on Thursday, June 5, 1997 at 1:30 p.m. local time, and at any and all adjournments or postponements thereof. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR the election of the nominees to the Board of Directors listed in the proxy, FOR the proposal to approve and ratify the adoption of the Company's Employee Stock Purchase Plan, which authorizes the Company to issue, or purchase in open market transactions, 250,000 shares of Common Stock of the Company for purchase through payroll deductions by participating employees of the Company and FOR the proposal to approve an amendment to the Company's 1994 Stock Incentive Plan to increase the number of shares issuable thereunder by 200,000 shares and to increase the total number of shares represented by options or rights to purchase under the 1994 Stock Incentive Plan that may be granted or offered under stock options or rights to purchase to any one person during any calendar year by 100,000 shares. Any stockholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the Annual Meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the Annual Meeting and voting in person by the person who executed the proxy.

         This Proxy Statement is being mailed to the Company's stockholders on or about May 2, 1997. The solicitation will be by mail and the cost will be borne by the Company. Expenses will also include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some stockholders by the Company's regular employees who will not receive additional compensation for the solicitation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only holders of record of the 5,171,130 shares of the Company's Common Stock outstanding at the close of business on April 18, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on April 18, 1997.

         An automated system administered by the Company's transfer agent will tabulate votes cast at the Annual Meeting. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Abstentions or broker non-votes or other failures to vote will have no such effect in the election of directors, who will be elected by a plurality of the affirmative votes cast. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 18, 1997, (i) by each person (or group of affiliated persons) who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) by each of the Company's directors, including the Company's Chief Executive Officer (the "CEO") (iii) by each of the four other most highly compensated executive officers, other than the CEO (collectively the "Named Executive Officers"), and
(iv) by all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                               Percent of
                                                   Outstanding                 Shares of
                                                   Common Stock               Common Stock
                                                   Beneficially               Beneficially
Name and Address (1)                                  Owned                      Owned
--------------------                              --------------              ------------
Efratom Holding, Inc.(2)                                 817,778                  15.8%
10 Longs Peak Drive
Broomfield, Colorado 80021
Heinz Badura, Vice President                        8,684 (3)(4)                    *
Robert F. Ellis, Vice President                    22,545 (3)(5)                    *
G. Tilton Gardner, Director                           22,598 (3)                    *
Donovan B. Hicks, Director                               500 (6)                    *
R. David Hoover, Director                                500 (7)                    *
Louis B. Horwitz, Chief Executive Officer,        220,319 (3)(8)                   4.2%
President and Director
Michael M. Mann, Director                          52,000 (3)(9)                   1.0%
Dan L. McGurk, Director                               41,000 (3)                    *
Edward A. Money, Director                             39,000 (3)                    *
Thomas J. O'Rourke, Director                      93,000 (3)(10)                   1.8%
John (Jack) R. Rice, Vice President               13,344 (3)(11)                    *
David A. Young, Vice President                    13,147 (3)(12)                    *
and Chief Financial Officer
All Officers and Directors                          593,199 (13)                  11.0%
 as a Group (15 persons)

__________________________
*Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 18, 1997 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.

(2)      Efratom Holding, Inc. is a wholly-owned subsidiary of Ball
         Corporation.

(3) Included in the total number of shares listed are 48,750 shares for Mr. Horwitz, 21,000 shares for each of Messrs. McGurk, Money and O'Rourke, 19,000 shares for Mr. Mann, 19,688 shares for Mr. Ellis, 13,000 shares for Mr. Gardner, 12,500 shares for Mr. Rice, 11,250 shares for Mr. Young and 7,500 shares for Mr. Badura which may be acquired within sixty days of April 18, 1997 upon exercise of outstanding options.

(4) Includes 684 shares held for the account of Mr. Badura in the Company's Savings and Retirement Plan.

(5) Includes 2,910 shares held for the account of Mr. Ellis in the Company's Savings and Retirement Plan.

(6) Does not include 817,778 shares held by Efratom Holding, Inc. Mr. Hicks was designated as a nominee for election to the Company's Board of Directors pursuant to a Stockholder's Agreement between the Company and Efratom Holding, Inc., and disclaims beneficial ownership of all such shares.

(7) Does not include 817,778 shares held by Efratom Holding, Inc. Mr. Hoover is the Chief Financial Officer of Ball Corporation, the corporate parent of Efratom Holding, Inc. and disclaims beneficial ownership of all such shares.

(8) Includes 4,804 shares held for the account of Mr. Horwitz in the Company's Savings and Retirement Plan. Does not include 28,000 shares owned by adult children of Mr. Horwitz.

(9) Includes 33,000 shares that are subject to shared voting and investment powers. These shares are owned by Blue Marble Development Group, Inc. Defined Benefit Pension Plan and Trust, of which Mr. Mann and his spouse are co-trustees.

(10) Includes 33,000 shares as to which Mr. O'Rourke has shared voting and investment powers. These shares are owned by O'Rourke Investment Corp., of which Mr. O'Rourke is president and chairman.

(11) Includes 844 shares held for the account of Mr. Rice in the Company's Savings and Retirement Plan.

(12) Includes 849 shares held for the account of Mr. Young in the Company's Savings and Retirement Plan. Also includes 548 shares to which Mr. Young has shared voting or investment powers.

(13) Includes 236,920 shares which may be acquired within sixty days after April 18, 1997, upon exercise of outstanding options. Also includes 15,643 shares held for the account of officers and directors in the Company's Savings and Retirement Plan. Excludes 817,778 shares held by Efratom Holding, Inc. - see footnotes (6) and
         (7).

                                   PROPOSAL 1



                             ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provides for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The term of each director included in Class I expires at this Annual Meeting and, consequently, the nominees listed below under the heading "Class I" are being presented for election as directors to hold office until the Annual Meeting of Stockholders in 2000. The term of office of each director included in Class II will continue until the Annual Meeting of Stockholders in 1998. The term of office of each director in Class III will continue until the Annual Meeting of Stockholders in 1999.

         Messrs. Hoover and Money are being presented by the Board for election as directors to serve as members of Class I until the Annual Meeting of Stockholders in 2000. Messrs. Hoover and Money are presently serving as directors of the Company. Unless instructed to the contrary, the shares represented by the proxies will be voted in favor of the election of Messrs. Hoover and Money as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors. The persons receiving the highest number of votes will be elected as directors. Stockholders do not have the right to cumulate votes in the election of directors.

         Certain information as of April 18, 1997 with respect to the two nominees for election as directors and with respect to each director whose term of office continues is set forth below.



Name of Individual                    Age            Positions Held
------------------                    ---            --------------
CLASS I
R. David Hoover                       51             Director
Edward A. Money                       66             Director

CLASS II
Louis B. Horwitz                      69             President and Chairman of the Board of Directors
Dan L. McGurk                         70             Director

CLASS III
G. Tilton Gardner                     61             Director
Donovan B. Hicks                      59             Director
Michael M. Mann                       57             Director

         R. David Hoover has been a director of the Company since March 1995. Mr. Hoover is currently Executive Vice President and Chief Financial Officer of Ball Corporation. From 1988 to 1992, he was Vice President and Treasurer of Ball Corporation. Mr. Hoover is currently a director of American National Bank, a national banking association. Mr. Hoover was appointed to the Board of Directors of the Company in connection with the Company's acquisition of Efratom Time and Frequency Products, Inc. and Efratom Elektronik GmbH from Efratom Holding, Inc., a wholly owned subsidiary of Ball Corporation, pursuant to the terms of the Stockholder's Agreement, dated March 1995, between the Company and Efratom Holding, Inc.

         Edward A. Money has been a director of the Company since May 1980. He has been the President of The Edward A. Money Corporation, a company supplying specialty automotive parts, since February 1982. He was Vice
President-Finance, Treasurer and Secretary of the Company from February 1977 to February 1982.

         Louis B. Horwitz has been the President and Chairman of the Board of Directors of the Company since October 1976 and a director of the Company since May 1975. Prior to joining the Company, Mr. Horwitz was an independent management consultant, and an Executive Vice President of Xerox Data Systems, a manufacturer of computers. Mr. Horwitz is currently a director of Newport Corporation, a manufacturer of electro-optical components. It is anticipated that Mr. Horwitz will retire as Chief Executive Officer and President in the near future and continue for a period as Chairman of the Board.

         Dan L. McGurk has been a director of the Company since May 1977. He has been a private investor and consultant since 1970. Mr. McGurk is Treasurer and Chairman of the Board of Southland Title Corporation. Prior to 1970, he was President of Xerox Data Systems, a manufacturer of computers, and from May 1976 to January 1977 he served as Associate Director of the Office of Management and Budget, Executive Office of the President of the United States. He is currently a director of Bowmar Instruments Corporation, a manufacturer of electrical and electro-mechanical parts and Newport Corporation, a manufacturer of electro-optical components.

         G. Tilton Gardner has been a director of the Company since 1976. Mr. Gardner is currently Executive Vice President of Van Kasper & Company, an investment banking firm that is acting as a representative of the underwriters in this offering. From 1965 until 1988 he was associated with Morgan, Olmstead, Kennedy & Gardner Incorporated, an investment banking firm, serving as Chief Executive Officer and Chairman of the Board from 1976. In 1988, that company was combined with Wedbush Securities to form Wedbush Morgan Securities, of which Mr. Gardner served as Executive Vice President until February 1993.

         Donovan B. Hicks has been a director of the Company since March 1995. Mr. Hicks was Group Vice President of the Ball Aerospace and Communications Group of Ball Corporation from 1981 to 1996. Mr. Hicks was appointed to the Board of Directors of the Company in connection with the Company's acquisition of Efratom Time and Frequency Products, Inc. and Efratom Elektronik GmbH from Efratom Holding, Inc., a wholly- owned subsidiary of Ball Corporation, pursuant to the terms of a Stockholder's Agreement, dated March 17, 1995, between the Company and Efratom Holding, Inc. Mr. Hicks is currently the Managing Partner of Cygnus Enterprise Development LLC.

         Michael M. Mann has been a director of the Company since May 1989. He has been a director and President of the Blue Marble Development Group, Inc., an international corporate development and consulting group, since its formation in 1988. Mr. Mann is also currently serving as Chairman of the Board of Management Technology, Inc., a developer of management systems software and as a director of Safeguard Health Enterprises, a corporation engaged in providing dental and vision plans. Mr. Mann also provides consulting services to state and federal governmental agencies and multi-national corporations and has served as a member of the Army Science Board. From mid-1987 to 1988 Mr. Mann was a senior consultant and director of Aerospace Industries Centre with Arthur D. Little Inc., an international consulting firm.

         The Board of Directors held four meetings during the fiscal year ended December 31, 1996. Each director attended at least 75% of all meetings of the Board of Directors and each committee on which that director served. Each member of the Board of Directors received $1,000 per month during the fiscal year ended December 31, 1996 for his services as a director. In addition, each nonemployee member of the Board of Directors received $500 for each meeting of the Board of Directors attended by that director and $250 for each meeting of a committee of the Board attended by that director, other than committee meetings held in conjunction with meetings of the Board of Directors. In addition, under the Company's 1994 Stock Incentive Plan, each incumbent director who is not an employee of the Company is automatically granted a non-qualified option to purchase 2,000 shares of the Company's Common Stock on the first business day of each calendar year. Such options (i) have an exercise price equal to the fair market value of the Common Stock on the date of grant, (ii) vest in full one year from the date of grant and (iii) have a ten year term. Mr. Hoover and Mr. Hicks, who were appointed to the Board of Directors pursuant to the Stockholder's Agreement between the Company and Efratom Holding, Inc., have agreed to waive their fees and options as directors.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee.

         The principal duties of the Audit Committee are (i) to recommend to the Board of Directors the selection of the Company's independent accountants,
(ii) to discuss and review with the Company's independent accountants the audit plan, the auditors' report and management letter and the Company's accounting policies and (iii) to review the accounting procedures and internal control procedures recommended by the Company's independent accountants. The Audit Committee held two meetings during the year ended December 31, 1996. The Audit Committee is comprised of Messrs. Gardner, McGurk, Money and Mann.

         The principal duties of the Compensation Committee are (i) to administer and approve the annual compensation rates of all officers and key employees of the Company, (ii) to administer the incentive compensation, stock award, stock option and other compensation plans of the Company and (iii) to make recommendations to the Board in connection with such plans. The Compensation Committee held two meetings during the year ended December 31, 1996. The Compensation Committee is comprised of Messrs. O'Rourke, McGurk, Gardner and Hicks.

EXECUTIVE COMPENSATION

         The following table sets forth summary information concerning compensation of the CEO and the Named Executive Officers for services rendered to the Company in all capacities during the three fiscal years ended December 31, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE


                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                      ANNUAL                ------
                                                   COMPENSATION           SECURITIES
                                                   ------------           UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR      SALARY($)   BONUS($)       OPTION(#)   COMPENSATION($)(2)
---------------------------           ----      ---------   ---------     ----------   ------------------
Louis B. Horwitz(1)                   1996       247,000     203,000        40,000           4,043
  President and Chairman              1995       222,000      75,000           -0-           5,006
  of the Board                        1994       210,848     110,000        25,000           5,005

Heinz Badura                          1996       150,000      45,000        15,000           3,811
  Vice President of Datum Inc.        1995        90,000      50,000         5,000           2,247
  and President of Efratom Time       1994           ---         ---           ---            ---
  and Frequency, Inc.

Robert F. Ellis                       1996       140,000      25,000           -0-           3,490
  Vice President of Datum Inc.        1995       130,535      20,000         3,750           3,263
                                      1994       117,910     100,000         8,750           2,948

John (Jack) R. Rice                   1996       150,000     100,000         5,000           2,792
  Vice President of Datum Inc.        1995       151,419      30,000           -0-           2,452
  and President of Austron, Inc.      1994        81,979      20,000        15,000           1,477

David A. Young                        1996       130,000      50,000         5,000           4,017
  Vice President of Datum Inc.        1995       120,000      30,000           -0-           3,490
  and Chief Financial Officer         1994        48,654      20,000        15,000             423


__________________________

(1) Salary amounts for Mr. Horwitz include director's fees of $12,000, $12,000 and $10,667 for the years 1996, 1995 and 1994, respectively.

(2) Amounts shown represent Company contributions under the Company's Savings and Retirement Plan for the listed executives.

OPTION MATTERS

         Option Grants. The following table sets forth certain information concerning grants of options to each of the Company's Named Executive Officers during the fiscal year ended December 31, 1996. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, the following table sets forth the hypothetical gains or "option spreads" that would exist for the options. Such gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date on which the options were granted over the full term of the options. The rates do not represent the Company's estimate or projection of future Common Stock prices and no assurance can be given that the rates of annual compound stock appreciation assumed for the purposes of the following table will be achieved.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                       POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                                              -----------------                          ANNUAL RATES OF
                          NUMBER OF      % OF TOTAL                                        STOCK PRICE
                          SECURITIES       OPTIONS                                       APPRECIATION FOR
                          UNDERLYING     GRANTED TO                                        OPTION TERM
                           OPTIONS      EMPLOYEES IN       EXERCISE      EXPIRATION        -----------
NAME                      GRANTED(#)   FISCAL YEAR(1)     PRICE($/SH)     DATE(2)       5%($)      10%($)
----                      ----------   --------------     -----------     -------       -----      -------
Louis B. Horwitz            40,000         30.2%            10.125         3/1/06      254,705     645,466
Heinz Badura                 5,000         3.8%             10.125         3/1/06       31,839      80,685
Robert F. Ellis                ---         ---                 ---            ---          ---         ---
John (Jack) R. Rice          5,000         3.8%             10.125         3/1/06       31,839      80,685
David A. Young               5,000         3.8%             10.125         3/1/06       31,839      80,685


__________________________

(1) Options to purchase an aggregate of 132,500 shares of Common Stock were granted to employees, including the Named Executive Officers during the fiscal year ended December 31, 1996.

(2) Options granted have a term of 10 years, subject to earlier termination in certain events related to termination of employment. Options become exercisable with respect to 25% of the shares on March 1, 1997, and the balance becomes exercisable in three equal annual installments thereafter.

         Option Exercises. The following table sets forth certain information concerning the exercise of options by each of the Company's Named Executive Officers during the fiscal year ended December 31, 1996, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1996. Also reported are the values for "in the money" options which represent the positive spread between the exercise prices of any such existing stock options and the fiscal year end price of the Company's Common Stock ($16.875 per share).

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                         NUMBER OF SECURITIES
                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                          OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS
                                            YEAR-END(#)                AT FISCAL YEAR-END($)
                                            -----------                ---------------------
NAME                                 EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 -----------    -------------   -----------   -------------
Louis B. Horwitz                       32,500          52,500         405,000        420,000
Heinz Badura                            3,750          16,250          21,875         99,375
Robert F. Ellis                        16,563           7,187         214,339         69,724
John (Jack) R. Rice                     7,500          12,500          94,688        128,438
David A. Young                         10,000          10,000         118,750         93,125


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors has the responsibility for administering and approving compensation programs involving the Company's senior executives, including the Named Executive Officers. Compensation may include a base salary, a variable incentive bonus, stock options and/or stock grants. The Committee is composed of four independent, nonemployee directors.

The Company's executive compensation program is based upon the following principles:

         o Compensation in all forms must be related to both the Company's overall results and the individual's performance in the execution of his or her responsibilities.

         o There must be an appropriate correlation that provides a direct tie between each executive's compensation and long-term stockholder value.

         o There must be a balance between fixed incentive and equity compensation.

         o Compensation is designed to fall in the median to high range of that paid to comparable executives in other similarly-sized corporations, with particular dependence placed upon salaries listed in the surveys annually published by the American Electronics Association (the "Surveys"). Some, but not all of the Companies included in the Surveys are included in the Performance Graph on Page 14 of this Proxy Statement.

         o Each compensation package must be designed to attract, retain and motivate appropriate executives.

In applying the above principles to its review of an executive officer's compensation, the Committee subjectively reviews the principles but does not assign relative weights to any of the principles.

The Company has not, and does not expect to, pay any compensation for which an expense deduction would be disallowed under Section 162(m) of the Internal Revenue Code of 1986, as amended, relating to the limitation of the deduction of compensation in excess of $1,000,000 to certain executive officers of publicly held companies. Any award under the Company's 1994 Stock Incentive Plan should be deemed performance-based compensation and, accordingly, should not be included in the calculation of an executive officer's compensation in determining the applicability of Section 162(m).

On August 8, 1996, the Compensation Committee met at the request of the Chairman to consider several matters among which was the approval of a Consulting Agreement for Robert F. Ellis, Vice President of Telecommunications Sales. It was deemed appropriate that Mr. Ellis, having served the Company for 21 years at the time, be deserving of such an agreement. Upon discussion and consideration of the terms, the Committee approved the adoption of the Consulting Agreement. See "-- Severance and Consulting Agreements."

For the 1996 year, the Committee took into consideration two matters that had a significant impact upon the long-term strategic position of the Company. The first was the aftermath of the Company's acquisition of Efratom Time and Frequency Products, Inc., which took place on March 17, 1995. Throughout the 1996 year, there has been extensive activities integrating this new company into Datum by the Chief Executive Officer, the Chief Financial Officer, and certain other officers and executives of the Company. Also, during 1996, the Company refinanced a portion of its debt commitments, expanding the available credit line and restructuring its prior debt.

The process of determining executive officer compensation for 1996, including the Chief Executive Officer's compensation, was based upon the Company's 1996 results after consideration of the factors described above, and may be summarized as follows:

         o In February 1997, the Company's Chief Executive Officer prepared a detailed written analysis of the Company's performance for 1996 including a review of each of the operating divisions, and an analysis of each executive officer's performance in affecting the overall results. Consideration was given to net operating income, return on assets, growth, and development of new products. In addition, actual operating results, for each executive, were compared to specific assigned objectives which had been provided to them in written form early in 1996.

         o Using this information as a basis of performance, and considering the available comparable compensation information in the Surveys, the Chief Executive Officer prepared recommendations for modification to each subordinate executive officer's compensation package.

         o On February 27, 1997, the Compensation Committee met to analyze the information prepared for its review and considered the recommendations of the Chief Executive Officer with regard to all executive officer salaries, except that of the Chief Executive Officer.

         o After in-depth discussion and consideration of the information, the Committee examined three aspects of each executive officer's compensation:


                 -  Base pay and modification, if any.
                 -  Incentive consideration, if any.
                 -  Stock options and stock awards, if any.

         o After review of the available data and comparable incentive packages, the Compensation Committee awarded salary increases to each of the Company's officers, a bonus based upon individual performance to each of the officers, and additional stock options to each of the officers, consistent with the Company's desire to provide a balance of current income and long-term performance-based incentive.

         o The Committee then considered these matters for the Chief Executive Officer (in his absence) and after discussion and consideration of the Company's performance, awarded an increase in salary and a bonus.

         o The Committee then discussed the requirement to again establish clear and defined objectives for 1997 for each of the Company's officers. The Chairman indicated that it was his intent to establish these objectives in written form for review by the Compensation Committee.

The members of the Compensation Committee believe the Company's compensation programs are consistent with the Company goals and have been applied in a fair and even-handed manner in the best interests of the Company and its stockholders.

                 Members of the Compensation Committee:

                          Dan L. McGurk, Chairman
                          G. Tilton Gardner
                          Donovan B. Hicks
                          Thomas J. O'Rourke

PERFORMANCE GRAPH

          This graph compares the Company's cumulative total return to stockholders during the past five years with that of the NASDAQ Market Index, the S&P Communications Equipment Index (the "S&P Group Index") and the SIC Code 3679 Index (electronic components, not elsewhere classified) (the "Peer Group Index") published by Media General Financial Services, Inc (a list of the companies comprising the S&P Group Index or the Peer Group Index will be sent to any shareholder upon request). In past years, such comparison has been made with only the NASDAQ Market Index and the Peer Group Index. In the future the S&P Group Index will replace the Peer Group Index, as the Company's continually expanding role in the telecommunications industry makes the S&P Group Index the more relevant index for comparison purposes.


                     COMPARE 5 YEAR CUMULATIVE RETURN AMONG
               DATUM, INC., NASDAQ MARKET INDEX, S&P GROUP INDEX
                              AND PEER GROUP INDEX


                                                  FISCAL YEAR ENDING
                                ---------------------------------------------------------
COMPANY                         1991     1992       1993       1994       1995       1996
-------                         ----     ----       ----       ----       ----       ----
DATUM INC                       100      89.29     117.86     292.86     292.86     482.14
S&P GROUP INDEX                 100     107.86     103.76     118.37     117.15     207.47
PEER GROUP INDEX                100     112.40      94.03     106.98     139.60     167.22
BROAD MARKET INDEX              100     100.98     121.13     127.17     164.96     204.98


         Assumes $100 invested on January 1, 1992 and assumes dividends reinvested.

SEVERANCE AND CONSULTING AGREEMENTS

         Effective as of March 7, 1986, the Company entered into an executive agreement with Louis B. Horwitz (the "Horwitz Executive Agreement"). The Horwitz Executive Agreement provides for the payment of benefits in the event that Mr. Horwitz's employment is terminated within three years subsequent to a "change in control" of the Company (as defined in the Horwitz Executive Agreement) under certain circumstances. A "change in control" includes the ownership by any person of 30% or more of the combined voting power of the Company's outstanding securities and certain changes in the composition of the Company's Board of Directors. The benefits payable under the Horwitz Executive Agreement are (i) an amount equal to three times the average of the aggregate annual compensation paid by the Company to Mr. Horwitz during the five calendar years preceding the change in control of the Company, (ii) the right for a period of three months following the employment termination to exercise all unexercised stock options, whether or not they have vested, and (iii) the automatic vesting of all restricted stock awarded to Mr. Horwitz. The foregoing benefits are to be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended. The benefits are payable on the date of termination of

Mr. Horwitz's employment. Under the Horwitz Executive Agreement, if such termination had occurred at the end of the fiscal year ended December 31, 1996, Mr. Horwitz would have received $761,080.

         On October 9, 1992, the Company entered into a consulting agreement with Mr. Horwitz (the "Horwitz Consulting Agreement"). The Horwitz Consulting Agreement provides for consulting services to be provided commencing on the retirement of Mr. Horwitz as an officer and employee of the Company. The Horwitz Consulting Agreement commences on Mr. Horwitz' retirement and continues for twelve months thereafter and may be renewed at the Company's option for successive additional twelve month periods or any portion thereof. In the event of a "change of control" of the Company (as defined in the Horwitz Consulting Agreement) while the Horwitz Consulting Agreement is in force, the term will be extended for a period of ten years from commencement. Under the Horwitz Consulting Agreement, Mr. Horwitz is to provide such advice and consultation as the Company requests, including with respect to strategic planning, management, financial analysis, product planning and other corporate matters. As compensation, Mr. Horwitz will be paid $8,333.33 per day, plus travel expenses, and will be guaranteed a minimum of twelve days of service per year. In the event of death or disability prior to the end of the term of the Horwitz Consulting Agreement, or any renewal term, and prior to a change of control of the Company, Mr. Horwitz, or his estate, shall be entitled to an amount equal to the fee for twelve days of consulting. In the event of death or disability after a change of control which results in an extension of the term, Mr. Horwitz, or his estate, will be entitled to the minimum annual payments for the balance of the term. The Horwitz Consulting Agreement provides that it will be binding on successors on the Company's business.

         On September 26, 1996, the Company entered into a consulting agreement with Robert F. Ellis (the "Ellis Consulting Agreement"), the Company's Vice President, Telecommunications Sales Division. Under the terms of the Consulting Agreement, Mr. Ellis is to provide consulting services to the Company, for an initial 12 month period, commencing on his retirement which is scheduled to occur in July 1999. The Ellis Consulting Agreement becomes null and void, unless reaffirmed by both parties, in the event that Mr. Ellis' service with the Company is severed, for any reason, prior to July 1999. Upon a "change in control" of the Company (as defined in the Ellis Consulting Agreement) while the Ellis Consulting Agreement is in force, the term will be extended for a period of five years commencing on Mr. Ellis's termination of employment. Under the Ellis Consulting Agreement, Mr. Ellis is to provide such advice and consultation as requested by the Company, including with respect to business planning, management, financial analysis and other corporate matters. As compensation, Mr. Ellis will be paid $2,500 per day plus travel expenses, for a guaranteed a minimum of twelve days of service per year. In the event of death or disability prior to the end of the term of the Ellis Consulting Agreement, or any renewal term, and prior to a change in control of the Company, Mr. Ellis, or his estate, shall be entitled to an amount equal to the fee for twelve days of consulting. In the event of death or disability after a change in control which results in an extension of the term, Mr. Ellis, or his estate, will be entitled to the minimum annual payments for the balance of the term. The Ellis Consulting Agreement provides that it will be binding on successor's of the Company's business.

                                   PROPOSAL 2

                           APPROVAL OF THE COMPANY'S
                          EMPLOYEE STOCK PURCHASE PLAN

         At the Meeting, the Company's stockholders will be asked to approve and ratify the adoption of the Company's Employee Stock Purchase Plan (the "Purchase Plan"). Subject to approval by the Company's stockholders at the Annual Meeting, the Purchase Plan was adopted by the Board of Directors on February 28, 1997 to be effective on July 1, 1997 (the "Effective Date"). The primary purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock through payroll deductions and to increase their proprietary interest in the Company.

         The following description of the Purchase Plan is qualified by reference to the complete text of the Purchase Plan. A copy of the Purchase Plan is attached hereto as Exhibit A.

                               THE PURCHASE PLAN

GENERAL NATURE AND PURPOSE

         The Purchase Plan authorizes the Company to issue and reserve for the Purchase Plan, or purchase up to an aggregate of 250,000 shares of Common Stock in open market transactions for the benefit of participating employees ("Participants") during the term of the Purchase Plan.

         The Purchase Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Purchase Plan is designed to be an employee stock purchase plan under Section 423 of the Code, providing the Participants the benefits afforded under Section 421 of the Code. See "Summary of Federal Income Tax Consequences" below.

         The primary purpose of the Purchase Plan is to provide employees of the Company, and of such of the Company's subsidiaries as the Board of Directors may from time to time designate (each a "Designated Subsidiary" and collectively, "Designated Subsidiaries"), with an opportunity to purchase Common Stock through payroll deductions and to increase their proprietary interest in the Company. Shares of Common Stock covered by the Purchase Plan will either be issued by the Company pursuant to the Purchase Plan or purchased in open market transactions.

         The Purchase Plan has been designed in a manner so that the Purchase Plan is exempt from the provisions of the Employment Retirement Income Security Act of 1974 ("ERISA").

ADMINISTRATION

         The Purchase Plan will be administered by the Board of Directors, or by a committee thereof (the "Committee"). All questions of interpretation of the Purchase Plan are to be determined by the Board of Directors or the Committee and its decisions are to be final and binding on all Participants. The Board of Directors or the Committee has the authority to designate agents to carry out responsibilities relating to the Purchase Plan.

ELIGIBILITY

         Each employee of the Company or any of its Designated Subsidiaries ("Employee" or collectively, the "Employees") who, on the Grant Date (as defined below), is customarily engaged on a regularly-scheduled basis of more than twenty (20) hours per week and who has been employed for at least ninety
(90) days (or, for the initial Offering Period (as defined below) only, such Employees who are employed on the Effective Date) in the rendition of personal services to the Company may become a Participant in the Plan on the Grant Date coincident with or next following his satisfaction of such requirements of employment with the Company or any Designated Subsidiary.



         "Grant Date" means the first day of each Offering Period (January 1, April 1, July 1 and October 1) under the Plan. However, for the first Offering Period, the Grant Date shall be the Effective Date. "Offering Period" means the quarterly periods from January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December 31 of each calendar year. However, the first Offering Period shall commence on the Effective Date and end September 30, 1997 regardless of whether such initial Offering Period is more or less than three months.

         Under the Purchase Plan, no Employee will be granted a right to purchase any Common Stock under the Purchase Plan if immediately after the purchase of any Common Stock under the Purchase Plan the Employee would own stock or hold outstanding options to purchase stock possessing in the aggregate 5% or more of the total combined voting power of all classes of stock of the Company, or if the grant would permit the Employee to purchase stock which, when aggregated with purchases under all other employee stock purchase plans of the Company, would exceed $15,000 worth of Common Stock of the Company (determined using the fair market value of such stock at the time such right is granted) for any calendar year in which the right is outstanding at any time. In addition, the number of shares of Common Stock of the Company purchasable by a participant on any Purchase Date shall not exceed 2,000 shares, subject to periodic adjustments.

         The approximate number of persons who currently are eligible to be Participants is 650.

PARTICIPATION

         On each Grant Date, the Company grants to each eligible Employee who has elected in writing to participate in the Purchase Plan a right to purchase, at the Purchase Price described below, that number of shares and partial shares of Common Stock that can be purchased by the Company at the Purchase Price with the amounts held in such employee's payroll deduction account. The Common Stock will be purchased on the next Purchase Date. "Purchase Date" means the last day of each Offering Period (March 31, June 30, September 30 or December
31). After the initial Offering Period, the Purchase Plan provides for consecutive three-month Offering Periods commencing on each Grant Date and ending on the next following Purchase Date.

         An Employee who has satisfied the eligibility requirements of the Purchase Plan may become a Participant upon his or her completion and delivery to the Company of a Subscription Agreement authorizing payroll deductions. Subject to the other limitations contained in the Purchase Plan, a Participant may elect to defer only whole dollar amounts of his or her compensation up to an aggregate maximum of 15% of his or her total compensation in any calendar year. A Participant may terminate participation in the Purchase Plan at any time but will forfeit the ability to participate in at least one future Offering Period. See "Payment of Purchase Price; Payroll Deductions" below.

BENEFITS OR AMOUNTS RECEIVABLE UNDER THE PURCHASE PLAN

         The Company believes that the benefits or amounts that will be received by any Participant or group of Participants under the Purchase Plan cannot be determined. The Company also believes that the benefits or amounts that would have been received by any person or group of persons under the Purchase Plan in fiscal 1996 if the Purchase Plan had been in effect during that period cannot be determined.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

         The Purchase Plan will terminate on June 30, 2007. The Board of Directors or the Committee at any time may amend or terminate the Purchase Plan, except that termination of the Purchase Plan will not affect a Participant's right to purchase Common Stock at a Purchase Price for any current Offering Period, nor may any amendment to the Purchase Plan make any change in a right to purchase Common Stock that adversely affects the rights of any Participant. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements of the Purchase Plan or materially increase the benefits that may accrue to Participants under the Purchase Plan.

PURCHASE PRICE

         The purchase price per share (the "Purchase Price") for which shares of Common Stock will be sold in an Offering Period under the Purchase Plan is the lesser of 90% of the Fair Market Value of a share of Common Stock on the Grant Date or 90% of the Fair Market Value of a share of Common Stock on the Purchase Date.

         "Fair Market Value" shall mean the value of one share of Company Stock, determined as follows:

                 (a) If the Company Stock is then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the Nasdaq National Market System or such exchange on the next preceding day on which a sale occurred.

                 (b) If the Company Stock is not then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.

                 (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

         The fair market value of the Common Stock on the Record Date was $17.00 per share.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The Purchase Price of shares is paid by means of payroll deductions accumulated on behalf of a Participant during an Offering Period. For the purposes of the Purchase Plan, a Participant's compensation is the amount indicated on the Form W-2 issued to the Participant by the Company. A Participant may either (i) terminate participation in the Purchase Plan, (ii) discontinue deductions and have accumulated deductions for the Offering Period applied to the Purchase of Common Stock as of the next Purchase Date or (iii) decrease the rate of payroll deductions once during each Offering Period. If a Participant terminates participation in the Purchase Plan, however, such Participant will be precluded from participating in the Purchase Plan from the date of termination through the remainder of the Offering Period within which the termination occurred and the next succeeding Offering Period. See "Withdrawal".

         Transactions under the Purchase Plan are exempt from Section 16(b) of the Exchange Act, as the Purchase Plan is a tax conditioned plan within the meaning of Rule 16b-3 promulgated thereunder.

         Payroll deductions for a Participant commence on the Grant Date coincident with or next following the date on which a Participant's payroll deduction authorization is properly filed and continue thereafter unless such rate is changed or the Participant's participation is terminated.

         The Company will establish and maintain a separate account for each Participant. All payroll deductions that are credited to a Participant's account under the Purchase Plan do not accrue any interest or earnings and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose. The Company is not obligated to segregate such deductions.

PURCHASE OF STOCK

         Absent an election by the Participant to terminate and have his or her account returned, on each Purchase Date, the Plan shall purchase on behalf of each Participant the maximum number of whole shares of Company Stock at the Purchase Price as can be purchased with the amounts held in each Participant's account. In the event that there are amounts held in a Participant's account that are not used to purchase Company Stock, all such amounts shall be held in the Participant's account and carried forward to the next Offering Period.

WITHDRAWAL

         A Participant may terminate his or her participation in the Purchase Plan by signing and delivering to the Company a notice of withdrawal. Such withdrawal may be elected at any time before the end of the applicable Offering Period. As soon as practicable after such withdrawal, the payroll deductions credited to the Participant's account will be returned to the Participant, without interest. A Participant who has withdrawn from the Purchase Plan will be excluded from participation for the remainder of the Offering Period in which the withdrawal occurred and the next succeeding Offering Period, but may be reinstated as a Participant thereafter by executing and delivering a new Stock Purchase Agreement to the Human Resources Department of the Company.

TERMINATION OF EMPLOYMENT

         Termination of a Participant's employment for any reason, including retirement, death or discharge, immediately cancels his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the Participant's account will be returned to such Participant or, in the case of death, to the Participant's beneficiary, without interest.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION; MERGER, CONSOLIDATION OR
REORGANIZATION

         In the event of any change in the capitalization of the Company, such as a stock split or stock dividend, or in the event of any merger, sale or other reorganization, appropriate adjustments will be made by the Company in the shares subject to purchase under the Purchase Plan and in the Purchase Price per share.

         In the event that the Company at any time proposes to merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), the Purchase Plan will terminate, unless provision is made in writing in connection with such transaction for the continuance of the Purchase Plan, with appropriate adjustments made as to the number and kind of shares and prices. If upon any of such events provision is not made for the continuance of the Purchase Plan, the Board of Directors or the Committee is obligated to cause written notice of the proposed transaction to be given to the Participants not less than ten days before the anticipated effective date of the proposed transaction, and all Participant accounts will purchase Common Stock as if the day before the effective date of the proposed transaction were a Purchase Date.

NONASSIGNABILITY

         Benefits under the Purchase Plan may not be pledged, assigned or transferred for any reason (other than upon the death of a Participant), and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

RESALES OF COMMON STOCK

         Subject to certain limitations set forth below that pertain to affiliates of the Company, as defined in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act, shares of Common Stock purchased under the Purchase Plan generally may be resold from time to time in the over-the-counter market or otherwise. Persons who are affiliates of the Company may resell shares purchased under the Purchase Plan only (i) in accordance with the provisions of Rule 144 promulgated under the Securities Act (exclusive of the one-year holding period) or some other available exemption from registration under the Securities Act or (ii) pursuant to an effective registration statement. An affiliate usually includes officers, directors and principal stockholders of the Company.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of certain federal income tax consequences of participation in the Purchase Plan. The summary should not be relied upon as being a complete statement. Federal tax laws are complex and subject to change. Moreover, participation in the Purchase Plan also may have consequences under state and local tax laws that may vary from the federal tax consequences described below. For such reasons, the Company recommends that each Participant consult his or her personal tax advisor in order to determine the specific tax consequences applicable to him or her.

         The Purchase Plan and the right of Participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a Participant at the time of grant or purchase of shares. However, a Participant may become liable for tax upon disposition of shares acquired under the Purchase Plan, and the tax consequences will depend upon how long a Participant has held the shares before disposition.

         If the shares are disposed of at least two years after the Grant Date and at least one year after the Purchase Date, or in the event of a Participant's death (whenever occurring) while owning such shares, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the Purchase Price of the shares or (ii) ten percent of the fair market value of the shares on the Grant Date, will be treated as ordinary income to the Participant. Any further gain upon such disposition will be taxed as long-term capital gain. Any long-term capital gain will be taxed as capital gain at the rates then in effect. If the shares are sold and the sale price is less than the Purchase Price, there is no ordinary income and the Participant will have a capital loss equal to the difference between the sale price and the Purchase Price. The ability of a Participant to utilize such a capital loss will depend upon the Participant's other tax attributes and the statutory limitation on capital loss deductions not discussed herein.

         If the shares are sold or disposed of (including any disposition by way of gift) before the expiration of the two-year holding period described above or within one year after the shares are transferred to the Participant, then the excess of the fair market value of the shares on the Purchase Date over the Purchase Price will be treated as ordinary income to the Participant. This excess will constitute ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. The balance of the gain will be taxed as capital gain at the rates then in effect. If the shares are sold for less than their fair market value on the Purchase Date, the same amount of ordinary income will be attributed to the Participant and a capital loss is recognized equal to the difference between the sale price and the value of the shares on such Purchase Date. As indicated above, the ability of the Participant to utilize such a capital loss will depend upon the Participant's other tax attributes and the statutory limitation on capital losses not discussed herein.

         The ordinary income reported under the rules described above, added to the actual Purchase Price of the shares, determines the tax basis of the shares for the purpose of determining gain or loss on the sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a Participant only to the extent that ordinary income must be reported upon disposition of shares by the Participant before the expiration of the holding periods described above.

VOTE REQUIRED; BOARD OF DIRECTORS' RECOMMENDATION

         Approval and ratification of the Purchase Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the Annual Meeting.

  THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE AND RATIFY THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 3

                 AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN TO
            INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER
  AND TO INCREASE THE LIMIT ON GRANTS TO INDIVIDUALS DURING ANY CALENDAR YEAR

         Subject to approval by the Company's stockholders, the Board of Directors has amended the 1994 Stock Incentive Plan to (i) increase the number of shares of Common Stock issuable thereunder by 200,000 shares of Common Stock, bringing the total number of shares of Common Stock subject to the 1994 Stock Incentive Plan to 800,000 as of the date of the Annual Meeting, subject to the annual 50,000 share increase thereafter as provided in the 1994 Stock Incentive Plan, and (ii) increase the total number of shares represented by options or rights to purchase under the 1994 Stock Incentive Plan that may be granted or offered under stock options or rights to purchase to any one person during any calendar year by 100,000 shares, bringing such limit to 150,000. All employees of the Company are currently eligible to participate in the 1994 Stock Incentive Plan. The additional shares available for issuance under the 1994 Stock Incentive Plan and the increased limit on grants to individuals during any calendar year will give the Company increased flexibility in its continued use of equity incentives to attract, retain and motivate its officers, directors and key employees.

         The essential features of the 1994 Stock Incentive Plan are summarized below. The summary does not purport to be a complete description of the 1994 Stock Incentive Plan. The Company's stockholders may obtain a copy of the 1994 Stock Incentive Plan upon written request to the Secretary of the Company.

GENERAL NATURE AND PURPOSES

         The 1994 Stock Incentive Plan provides for the grant of options or restricted shares of the Company's Common Stock. Such grant may be made by the Company to its officers, directors and employees, and also to consultants, business associates and others with important business relationships with the Company. The number of shares available under the 1994 Stock Incentive Plan for issuance was initially 250,000 and is increased on the last day of each calendar year by 50,000 shares. In addition, on March 16, 1995, the Company's stockholders approved an additional increase of 200,000 shares. As a result, as of the date of the Annual Meeting there will be 600,000 shares authorized for issuance under the 1994 Stock Incentive Plan. No individual in any calendar year may presently receive options or restricted shares representing, in the aggregate, more than 50,000 shares

(such number of shares shall increase to 150,000 upon approval of this proposal). As of April 18, 1997, an aggregate of 488,300 shares of Common Stock were committed for issuance upon exercise of granted options under the 1994 Stock Incentive Plan, leaving 111,700 remaining available for grant. In addition, options for an additional 208,625 shares of Common Stock remain outstanding under the Company's 1984 Stock Option Plan, which has terminated.


         The purposes of the 1994 Stock Incentive Plan are to ensure the retention of the services of existing executive personnel, key employees and nonemployee directors of the Company or its affiliates, to attract and retain competent new executive personnel and key employees, to provide incentive to all such personnel, employees and nonemployee directors to devote their utmost effort and skill to the advancement and betterment of the Company by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company and to allow consultants, business associates and others with important business relationships with the Company the opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

         As discussed in more detail below, in general, the granting of future stock options or rights to purchase shares under the 1994 Stock Incentive Plan are not determinable at this time. However, the 1994 Stock Incentive Plan does provide that nonemployee directors shall be granted, on the first day of each calendar year commencing in 1995, options to purchase 2,000 shares of Common Stock. Therefore, Messrs. McGurk, Gardner, Mann, Money and O'Rourke received on January 1 of 1995, 1996 and 1997, options to purchase 2,000 shares of Common Stock. Mr. O'Rourke's term as a director will expire at the Annual Meeting, and his vacancy will not be filled at such time. In addition, as previously stated, Messrs. Hoover and Hicks have agreed to waive their fees and options as directors.

         The 1994 Stock Incentive Plan is not subject to any of the provisions of ERISA and is not a qualified deferred compensation plan under Section 401(a) of the Code.

ADMINISTRATION

         The 1994 Stock Incentive Plan may be administered by the Board of Directors or by a Committee, at least two persons of which shall be directors of the Company who shall be appointed by, and serve at the pleasure of, the Board of Directors.

         Subject to the limitations on eligibility discussed below and the specific provisions of the 1994 Stock Incentive Plan, the Board of Directors or the Committee, as the case may be (hereinafter the administering body is referred to as the "Administrator"), has the full and final authority to determine the persons to whom, and the time or times at which, incentive options or nonqualified options shall be granted and restricted shares issued, the number of shares to be represented by each incentive option or nonqualified option and the number of restricted shares and the consideration to be received by the Company upon the exercise or issuance thereof; to interpret the 1994 Stock Incentive Plan; to amend and rescind rules and regulations relating to the 1994 Stock Incentive Plan; to determine the form and content of the incentive options or nonqualified options to be issued and terms and conditions of restricted shares to be offered under the 1994 Stock Incentive Plan; to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any incentive option, nonqualified option or restricted share agreement under the 1994 Stock Incentive Plan; to correct any defect or supply any omission or reconcile any inconsistency in the 1994 Stock Incentive Plan or in any incentive option, nonqualified option or restricted share agreement in the manner and to the extent the Administrator deems desirable to carry the 1994 Stock Incentive Plan, incentive option, nonqualified option or restricted share agreement into effect; to accelerate the exercise date of any incentive option, nonqualified option or release and/or waive any repurchase rights of the Company contained in any restricted share agreement; to provide for an option to the Company to repurchase any shares issued upon exercise of an option upon termination of employment; and to make all other determinations necessary or advisable for the administration of the 1994 Stock Incentive Plan, but only to the extent not contrary to the express provisions of the 1994 Stock Incentive Plan. Determinations of the Administrator as to all matters of interpretation of the 1994 Stock Incentive Plan are final and binding upon all participants and prospective participants of the 1994 Stock Incentive Plan.

AMENDMENT AND TERMINATION OF THE 1994 STOCK INCENTIVE PLAN

         The Board of Directors may from time to time alter, amend, suspend or terminate the 1994 Stock Incentive Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option, nonqualified option or restricted share theretofore granted to such person without his or her consent.

         Unless previously terminated by the Board of Directors, the 1994 Stock Incentive Plan will terminate on March 10, 2004.

ELIGIBILITY

         Incentive Options. Officers and other key employees of the Company (including directors if they also are employees of the Company), as may be determined by the Administrator, who qualify for incentive stock options under the applicable provisions of the Code, will be eligible for selection to receive incentive options under the 1994 Stock Incentive Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and receive nonqualified options or restricted shares if the Administrator so determines.

         Nonqualified Options or Restricted Shares. Officers and other key employees of the Company, any member of the Board of Directors, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company will be eligible to receive nonqualified options or restricted shares. An individual who has been granted a nonqualified option or who has received restricted shares may, if otherwise eligible, be granted an incentive option or an additional nonqualified option or options or restricted shares if the Administrator so determines.

TERMS AND CONDITIONS OF OPTIONS AND RESTRICTED SHARES

         Exercise and Purchase Price. The exercise price of the shares of Common Stock covered by each nonqualified option granted and the purchase price of restricted shares under the 1994 Stock Incentive Plan shall be determined by the Administrator; provided, that the exercise price of the shares of Common Stock covered by each incentive option granted under the 1994 Stock Incentive Plan shall not be less than the fair market value of such shares on the date on which the incentive option is granted; and provided further, that the exercise price with respect to incentive options shall not be less than 110% of the fair market value if the person to whom shares are granted owns 10% or more of the outstanding stock of the Company. Such fair market value shall, if the Common Stock is not listed or admitted to trading on a stock exchange or the Nasdaq National Market, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date the incentive option or nonqualified option is granted or restricted share is offered, or if the Common Stock is then listed or admitted to trading on any stock exchange or on the Nasdaq National Market, the closing sale price on such date on the principal stock exchange or national market system on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on such principal exchange or national market system, then the closing sale price of the Common Stock on such exchange or national market system on the next preceding day on which a sale occurred. During such times as no market price is available, the fair market value of the Common Stock shall be determined by the Administrator, which shall consider, among other facts that it considers to be relevant, the book value of the Common Stock and the earnings of the Company. The exercise price or the purchase price, as the case may be, shall be subject to the anti-dilution provisions of the 1994 Stock Incentive Plan.

         Payment. Payment for shares upon exercise of an option or upon issuance of restricted shares must be made in full at the time of exercise, or issuance with respect to restricted shares. The consideration payable upon exercise of an option shall, at the discretion of the Administrator, be paid:
(i) in United States dollars payable in cash, check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined at the date of such exercise; (iii) by the issuance of a promissory note in a form acceptable to the Administrator; (iv) by cancellation of indebtedness of the Company to the optionee; (v) by waiver of compensation due or accrued to the optionee for services rendered; (vi) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the optionee irrevocably elects to exercise his option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (vii) provided that a public market for the Company's stock exists, through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise his option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (viii) by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law, all as the Administrator shall in its discretion determine. The consideration payable upon purchase of restricted shares shall, at the discretion of the Administrator, be paid by any of the methods set forth in clauses (i), (iii), (iv) or (v) above or any combination of such methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

         Term of Options. The term of each option granted under the 1994 Stock Incentive Plan is determined by the Administrator at the time the option is granted; provided, however, that no option granted under the 1994 Stock Incentive Plan may have a term in excess of ten years; and provided further, that incentive options shall expire within a period of not more than five years if granted to a person who is the beneficial owner of 10% or more of the outstanding stock of the Company.

         Termination of Employment. In the event that an optionee who is an employee of the Company shall cease to be employed by the Company for any reason, including, without limitation, as a result of his or her death or disability, (i) all incentive and nonqualified options granted to any such optionee pursuant to the 1994 Stock Incentive Plan which are not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, (ii) all incentive options granted to any such optionee pursuant to the 1994 Stock Incentive Plan which are exercisable at the date of such cessation may be exercised at any time within such period to be determined by the Administrator at the time of grant (which in the case of death or a disability may be a different period), but in any event no later than the date of expiration of the incentive option period, and if not so exercised within such time shall become void and of no effect at the end of such time; provided, however, that if any such incentive option is in fact exercised at any time after three (3) months following the date of such cessation (or one year in the case of death or disability), such option shall be a nonqualified option and not an incentive option and (iii) all nonqualified options granted to any such optionee pursuant to the 1994 Stock Incentive Plan which are exercisable at the date of such cessation may be exercised at any time within such period to be determined by the Administrator at the time of grant, but in any event no later than the date of expiration of the nonqualified option period, and if not so exercised within such time shall become void and of no effect at the end of such time.

         Limitation on Incentive Options. To the extent the aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such stock options representing such excess shall be nonqualified stock options.

         Continuance of Employment. Neither the 1994 Stock Incentive Plan nor the granting of any incentive option, nonqualified option or restricted share under the 1994 Stock Incentive Plan imposes any obligation on the Company to continue the employment of any optionee or offeree.

         No Obligation to Exercise Option or Issue Restricted Share. Neither the granting of an incentive option or nonqualified option nor the offer of a restricted share under the 1994 Stock Incentive Plan shall impose any obligation upon the optionee to exercise such an incentive option or nonqualified option or upon the offeree to purchase such restricted shares.

         Withholding. The Company has the power to withhold, or require an optionee or offeree to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any incentive option or nonqualified option exercised or restricted shares issued under the 1994 Stock Incentive Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may permit the optionee or offeree to satisfy an obligation to pay any such tax, up to an amount determined on the basis of the highest marginal tax rate applicable to such optionee or offeree, in whole or in part, by (i) directing the Company to apply shares of Common Stock to which the optionee or offeree is entitled as a result of the exercise of an incentive option or nonqualified option or as a result of the lapse of restrictions on restricted shares or (ii) delivering to the Company shares of Common Stock owned by the optionee or offeree.

AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

         In addition, under the 1994 Stock Incentive Plan, each incumbent director of the Company who is not an employee of the Company (a "non-employee director") shall automatically be granted nonqualified options to purchase 2,000 shares of Common Stock on the first business day of each calendar year, commencing in 1995. The options to be granted to non-employee directors of the Company shall (i) have an exercise price equal to the fair market value of the Common Stock on the date the options are granted; (ii) have a term of ten (10) years; (iii) vest in full one year from the date of grant; and (iv) otherwise be subject to the terms and provisions of the 1994 Stock Incentive Plan. Notwithstanding any other term or provision contained in the 1994 Stock Incentive Plan, neither the Board of Directors nor the Committee may amend the amount, price or timing of the options granted under this provision more frequently than every six (6) months, except to comport with changes in the Code or ERISA, or the rules thereunder, or Rule 16b-3 promulgated under the Securities Exchange Act.

ADJUSTMENTS UPON CHANGES OF CAPITALIZATION AND REORGANIZATIONS

         In the event that the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation, or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%) or other change in the corporate structure of the Company while the 1994 Stock Incentive Plan is in effect, appropriate adjustments shall be made by the Board of Directors to the aggregate number and kind of shares subject to the 1994 Stock Incentive Plan, and the number and kind of shares and the price per share subject to outstanding incentive options, nonqualified options and restricted shares in order to preserve, but not to increase, the benefits to persons then holding incentive options, nonqualified options or restricted shares.

         In the event that the Company at any time proposes to sell substantially all of its assets, merge into, consolidate with or to enter into any other reorganization in which the Company is not the surviving corporation, or if the Company is the surviving corporation and the ownership of the outstanding capital stock of the Company following the transaction changes by 50% or more as a result of such transaction, the 1994 Stock Incentive Plan and all unexercised incentive options or nonqualified options granted thereunder and all offers to purchase restricted shares shall terminate, unless provision is made in writing in connection with such transaction for (i) the continuance of the 1994 Stock Incentive Plan and for the assumption of incentive options and nonqualified options theretofore granted, and all outstanding offers to purchase restricted shares, or the substitution for such incentive options, nonqualified options and offers to purchase restricted shares of new options covering, and new offers to purchase, shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the 1994 Stock Incentive Plan and the incentive options, nonqualified options and offers to purchase restricted shares theretofore granted or the new incentive options, nonqualified options and new offers to purchase restricted shares substituted therefor, shall continue in the manner and under the terms so provided or (ii) the substitution for the 1994 Stock Incentive Plan and all outstanding incentive options and nonqualified options of a program or plan to provide rights to the holders of such options to receive on exercise of such rights, the type and amount of consideration they would have received had they exercised all options prior to such transaction and less the aggregate exercise price of such options (which rights shall vest and be generally subject to the terms of such options in the case of unvested options). If such provision is not made in such transaction, then the Administrator shall cause written notice of the proposed transaction to be given to the persons holding incentive options, nonqualified options or rights of purchase not less than thirty (30) days prior to the anticipated effective date of the proposed transaction, and all incentive options, nonqualified options and rights of purchase shall be accelerated and, concurrent with the effective date of the proposed transaction, such persons shall have the right to exercise incentive options, nonqualified options and accept rights of purchase with respect to any or all shares then subject thereto. The Administrator shall have the right, with respect to any specific incentive option, nonqualified option or rights of purchase granted under the 1994 Stock Incentive Plan, to provide that all incentive options, nonqualified options, or rights of purchase shall be accelerated in any event upon the effective date of the proposed transaction.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of certain federal income tax consequences of participation in the 1994 Stock Incentive Plan. Such summary should not be relied upon as being a complete statement. Federal tax laws are complex and subject to change. Moreover, participation in the 1994 Stock Incentive Plan may also have consequences under state and local tax laws which may vary from the federal tax consequences described below. For such reasons, the Company recommends that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

INCENTIVE OPTIONS.

         No taxable income will be recognized by an optionee under the 1994 Stock Incentive Plan upon either the grant or the exercise of an incentive option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. As is discussed below, the exercise of an incentive option and the subsequent disposition of the shares acquired also may result in items of "tax preference" for purposes of the "alternative minimum tax."

         If a sale or other disposition of the shares received upon the exercise of an incentive option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at such time equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock before the expiration of either the one-year or two-year period described above will constitute a "disqualifying disposition." A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized, in excess of that taxed as ordinary income as indicated above, will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is one year). The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of the disqualifying disposition.

         If legal title to any shares acquired upon exercise of an incentive option is transferred by sale, gift or exchange, such transfer will be treated as a disposition for purposes of determining whether a "disqualifying disposition" has occurred. However, certain transfers will not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon an optionee's death, a mere pledge or hypothecation, or a transfer into the name of the optionee and another person as joint tenants.

         Section 55 of the Code imposes an "alternative minimum tax" on an individual's income to the extent the amount of the alternative minimum tax exceeds the individual's regular tax for the year. For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. If the shares are sold in the same year that the option is exercised, the regular tax treatment and the alternative tax treatment will be the same. If the shares are sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale. For example, assume that an individual pays an exercise price of $10 to purchase stock having a fair market value of $15 on the date of exercise. The amount included in alternative minimum taxable income is $5, and the stock has a basis of $10 for regular tax purposes and $15 for alternative minimum tax purposes. If the individual sells the stock in a subsequent year for $20, the gain recognized is $10 for regular tax purposes and $5 for alternative minimum tax purposes.

         Under the 1994 Stock Incentive Plan the Committee may permit an optionee to pay the exercise price of an incentive option by delivering shares of Common Stock of the Company already owned by the optionee, valued at their fair market value on the date of exercise. Generally, if the exercise price of an incentive option is paid with already-owned shares or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged. A special rule applies, however, if the shares exchanged were previously acquired through the exercise of an incentive option and the applicable holding period requirements for favorable tax treatment of such shares have not been met at the time of the exchange. In such event, the exchange will be treated as a disqualifying disposition of such shares and will result in the recognition of income to the optionee, in accordance with the rules described above for disqualifying dispositions. If this special rule does not apply, then the new shares received by the optionee upon the exercise of the option equal in number to the old shares exchanged will have the same tax basis and holding period for long-term capital gain purposes as the optionee's basis and holding period in the old shares. The balance of the shares received by the optionee upon exercise of the option will have a tax basis equal to any cash paid by the optionee, and if no cash was paid, the tax basis of such shares will be zero. The holding period of the additional shares for long-term capital gain purposes will commence on the date of exercise. The holding period for purposes of the one-year and two-year periods described above will commence on the date of exercise as to all of the shares received upon the exercise of an incentive option. If any of the shares subject to the basis allocation rules described above are subsequently transferred in a disqualifying disposition, the shares with the lowest tax basis will be treated as being transferred first.

         NONQUALIFIED OPTIONS.

         No taxable income is recognized by an optionee upon the grant of a nonqualified option. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the exercise price paid for such shares. The income recognized by the optionee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided certain reporting requirements are satisfied.

         If the exercise price of a nonqualified option is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of Common Stock of the Company already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee equal in number to the old shares exchanged will have the same tax basis and holding period as the optionee's basis and holding period in the old shares. The balance of the shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise.

         Upon the sale or disposition of shares acquired pursuant to the exercise of a nonqualified option, the difference between the proceeds realized and the optionee's basis in the shares will be a capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than the applicable statutory holding period.

         RESTRICTED STOCK.

         The receipt of restricted stock will not result in a taxable event to the Participant until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained, or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Even if the purchase price and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. The election must be filed with the Internal Revenue Service not later than thirty (30) days after the date of transfer.

         If no Section 83(b) election is made or if no repurchase rights are retained, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for long-term capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares.

VOTE REQUIRED; BOARD OF DIRECTORS' RECOMMENDATION

         Approval of the proposed amendment to the 1994 Stock Incentive Plan to increase the total number of shares issuable thereunder and to increase the limit on grants to individuals during any calendar year will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the Annual Meeting.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE 1994 STOCK INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER AND TO INCREASE THE LIMIT ON GRANTS TO INDIVIDUALS DURING ANY CALENDAR YEAR

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         To the Company's knowledge, based solely on review of copies of reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were satisfied.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The firm of Price Waterhouse LLP, the Company's independent accountants for the fiscal year ended December 31, 1996, was selected by the Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, to act in the same capacity for the fiscal year ending December 31, 1997.

         Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement if they so desire and respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         All proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement before January 2, 1998, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with the meeting.

                                 ANNUAL REPORT

         The Company's Annual Report to Stockholders containing audited balance sheets as of the years ended December 31, 1996, 1995, and 1994 and audited statements of operations and changes of cash flows for the three years ended December 31, 1996, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                 OTHER MATTERS

         At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter which will be acted upon at the Annual Meeting. If any other matters are properly presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          DATUM INC.


                                          David A. Young
                                          Secretary

Irvine, California
May 2, 1997


         COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, DATUM INC., 9975 TOLEDO WAY, IRVINE, CALIFORNIA 92718.

                                   EXHIBIT A

                                   DATUM INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         This EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is hereby established by DATUM INC., a Delaware corporation (the "Company") effective July 1, 1997 (the "Effective Date").


                                   ARTICLE 1
                              PURPOSE OF THE PLAN

         1.1 PURPOSE. The Company has determined that it is in its best interest to provide incentives to attract and retain employees and to increase employee morale by providing a program through which employees of the Company, and of such of the Company's subsidiaries as the Company's Board of Directors (the "Board of Directors") may from time to time designate (each a "Designated Subsidiary", and collectively, "Designated Subsidiaries"), may acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company ("Company Stock"). The Plan is hereby established by the Company to permit employees to subscribe for and purchase directly from the Company shares of the Company Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The provisions of the Plan are to be construed in a matter consistent with the requirements of Section 423 of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.


                                   ARTICLE 2
                                  DEFINITIONS

         2.1 COMPENSATION. "Compensation" means the amount indicated on the Form W-2, including any elective deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Code, issued to an employee by the Company.

         2.2 EMPLOYEE. "Employee" means each person currently employed by the Company or any of its Designated Subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or any Designated Subsidiary.

         2.3 EFFECTIVE DATE. "Effective Date" means the effective date of the Plan set forth above.

         2.4 5% OWNER. "5% Owner" means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing 5% or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.

         2.5 GRANT DATE. "Grant Date" means the first day of each Offering Period (January 1, April 1, July 1 and October 1) under the Plan. However, for the first Offering Period, the Grant Date shall be the Effective Date.

         2.6 PARTICIPANT. "Participant" means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

         2.7 OFFERING PERIOD. "Offering Period" means the quarterly periods from January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December 31 of each calendar year. However, the first Offering Period shall commence on the Effective Date and end September 30, 1997 regardless of whether such initial Offering Period is more or less than three months.

         2.8 PURCHASE DATE. "Purchase Date" means the last day of each Offering Period (March 31, June 30, September 30 or December 31).


                                   ARTICLE 3
                         ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY. Each Employee of the Company, or any Designated Subsidiary, who, on the Grant Date, is customarily engaged on a regularly-scheduled basis of more than twenty (20) hours per week and who has been employed for at least ninety (90) days (or, for the initial Offering Period only, such Employees who are employed on the Effective Date) in the rendition of personal services to the Company, or any Designated Subsidiary, may become a Participant in the Plan on the Grant Date coincident with or next following his satisfaction of such requirements of employment with the Company or any Designated Subsidiary.

         3.2 PARTICIPATION. An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Human Resources Department of the Company of a stock purchase agreement provided by the Company (the "Stock Purchase Agreement") authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Grant Date coincident with or next following the filing of the Participant's Stock Purchase Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article VIII or by the filing of a new Stock Purchase Agreement providing for a change in the Participant's payroll deduction rate under Section 5.2.

         3.3     SPECIAL RULES.  Under no circumstances shall:

                 (a) A 5% Owner be granted a right to purchase Company Stock under the Plan;

                 (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. "Aggregate Maximum" means an amount equal to $15,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Grant Date) during each calendar year; or

                 (c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date shall not exceed 2,000 shares, subject to periodic adjustments under Section 10.4.


                                   ARTICLE 4
                                OFFERING PERIODS

         4.1 OFFERING PERIODS. The initial grant of the right to purchase Company Stock under the Plan shall occur on the Effective Date and terminate on September 30, 1997. Thereafter, the Plan shall provide for Offering Periods commencing on each Grant Date and terminating on the next following Purchase Date.


                                   ARTICLE 5
                               PAYROLL DEDUCTIONS

         5.1 PARTICIPANT ELECTION. Upon completion of the Stock Purchase Agreement, each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole percentages of Compensation, not to exceed 15%. The amount so designated upon the Stock Purchase Agreement shall be effective as of the next Grant Date and shall continue until terminated or altered in accordance with Section 5.2 below.

         5.2 CHANGES IN ELECTION. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in Article VIII. A Participant may decrease the rate of payroll deductions once during each Offering Period by completing and delivering to the Human Resources Department of the Company a new Stock Purchase Agreement setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Human Resources Department a new Stock Purchase Agreement setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company's payroll practices) following the delivery of the new Stock Purchase Agreement.

         5.3 PARTICIPANT ACCOUNTS. The Company shall establish and maintain a separate account ("Account") for each Participant. The amount of each Participant's payroll deductions shall be credited to his Account. No interest will be paid or allowed on amounts credited to a Participant's Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.


                                   ARTICLE 6
                            GRANT OF PURCHASE RIGHTS

         6.1 RIGHT TO PURCHASE SHARES. On each Grant Date, each Participant shall be granted a right to purchase at the price determined under
Section 6.2 that number of shares and partial shares of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his Account, subject to the limits set forth in Section 3.3. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, such amounts shall remain in the Participant's Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

         6.2 PURCHASE PRICE. The purchase price for any Offering Period shall be the lesser of:

                 (a) 90% of the Fair Market Value of Company Stock on the Grant Date; or

                 (b) 90% of the Fair Market Value of Company Stock on the Purchase Date.

         6.3 FAIR MARKET VALUE. "Fair Market Value" means for the initial Grant Date (which is the Effective Date), the price per share at which the Common Stock is to be sold to the public in the initial public offering of the Common Stock. For any subsequent date thereafter, "Fair Market Value" shall mean the value of one share of Company Stock, determined as follows:

                 (a) If the Company Stock is then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the Nasdaq National Market System or such exchange on the next preceding day on which a sale occurred.

                 (b) If the Company Stock is not then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.

                 (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.


                                   ARTICLE 7
                               PURCHASE OF STOCK

         7.1 PURCHASE OF COMPANY STOCK. Absent an election by the Participant to terminate and have his or her Account returned, on each Purchase Date, the Plan shall purchase on behalf of each Participant the maximum number of whole shares of Company Stock at the purchase price determined under Section
6.2 above as can be purchased with the amounts held in each Participant's Account. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant's Account and carried forward to the next Offering Period.

         7.2     DELIVERY OF COMPANY STOCK.

                 (a) Company Stock acquired under the Plan shall be issued directly to a contract administrator ("Administrator") engaged by the Company to administer the Plan under Article IX. All Company Stock so issued ("Plan Held Stock") shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants which shall reflect each Participant's interest in the Plan Held Stock. Such accounts shall reflect the number of whole and partial shares of Company Stock that are being held by the Administrator for the benefit of each Participant.

                 (b) Where Company Stock is issued under this paragraph, only full shares of stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.

                                   ARTICLE 8
                                   WITHDRAWAL

         8.1 IN SERVICE WITHDRAWALS. At any time prior to the Purchase Date of an Offering Period, any Participant may withdraw the amounts held in his Account by executing and delivering to the Human Resources Department for the Company written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant's Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period in which the withdrawal occurred and the next succeeding Offering Period, but may then be reinstated as a Participant thereafter by executing and delivering a new Stock Purchase Agreement to the Human Resources Department of the Company.

         8.2     TERMINATION OF EMPLOYMENT.

                 (a) In the event that a Participant's employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant's Account shall be paid to the Participant or his beneficiary, without interest.

                 (b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant's Account in the event of his or her death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of his death prior to a Purchase Date under paragraph (a) above.

                 (c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Committee may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary.
In the event of the death of a Participant where no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.


                                   ARTICLE 9
                              PLAN ADMINISTRATION

         9.1     PLAN ADMINISTRATION.

                 (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors (the "Board") for the Company, or a committee ("Committee") thereof. The Board or Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.

                 (b) In addition to any powers and authority conferred on the Board or Committee elsewhere in the Plan or by law, the Board or the Committee shall have the following powers and authority:

                          (i)     To designate agents to carry out
         responsibilities relating to the Plan;

                          (ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

                          (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

                          (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

                 (c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board shall be absolute.

         9.2 LIMITATION ON LIABILITY. No Employee of the Company nor member of the Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.


                                   ARTICLE 10
                                 COMPANY STOCK

         10.1 LIMITATIONS ON PURCHASE OF SHARES. The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 250,000 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

         10.2 VOTING COMPANY STOCK. The Participant will have no interest or voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

         10.3 REGISTRATION OF COMPANY STOCK. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

         10.4 CHANGES IN CAPITALIZATION OF THE COMPANY. Subject to any required action by the stockholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

         10.5 MERGER OF COMPANY. In the event that the Company at any time proposes to merge into, consolidate with or enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), the Plan shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of rights theretofore granted, or the substitution for such rights of new rights covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the rights theretofore granted or the new rights substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of rights theretofore granted or the substitution for such rights of new rights covering the shares of a successor corporation, then the Board of Directors or its committee shall cause written notice of the proposed transaction to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction, and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.


                                   ARTICLE 11
                             MISCELLANEOUS MATTERS

         11.1 AMENDMENT AND TERMINATION. The Plan shall terminate on June 30, 2007. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such amendment would:

                 (a) Increase the number of shares of Company Stock that may be issued under the Plan;

                 (b) Materially modify the requirements as to eligibility for participation in the Plan; or

                 (c) Materially increase the benefits which accrue to Participants under the Plan.

         11.2 STOCKHOLDER APPROVAL. Continuance of the Plan and the effectiveness of any right granted hereunder shall be subject to approval by the stockholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

         11.3 BENEFITS NOT ALIENABLE. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article VIII.

         11.4 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

         11.5 GOVERNING LAW. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of Delaware.

         11.6 NON-BUSINESS DAYS. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

         11.7 COMPLIANCE WITH SECURITIES LAWS. Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws. For example, affiliates may be required to make irrevocable elections in accordance with the rules set forth under Section 16b-3 of the Securities Exchange Act of 1934.

PROXY

                                   DATUM INC.

                               [DATUM INC. LOGO]

                                9975 TOLEDO WAY
                            IRVINE, CALIFORNIA 92618

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Louis B. Horwitz and David A. Young as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Datum Inc. held of record by the undersigned on April 18, 1997, at the Annual Meeting of Stockholders to be held on June 5, 1997 and at any adjournment or postponement thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                             Please mark
                                                            your votes as   [X]
                                                             indicated in
                                                            this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INDICATED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE (1) ELECTION OF ALL NOMINEES LISTED BELOW (2) FOR THE PROPOSAL TO APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN, AND (3) FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER AND TO INCREASE THE LIMIT ON GRANTS TO INDIVIDUALS DURING ANY CALENDAR YEAR.

                                            FOR ALL
                                         nominees listed
                                           (except as             WITHHOLD
                                          indicated to           AUTHORITY
(1)  Election of Directors to Class I:    the contrary        to vote for all
                                            herein)           nominees listed

     R. David Hoover and Edward A. Money      [ ]                    [ ]

INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below:

               _________________________________________________

(2)  Approval and ratification of the Company's Employee Stock Purchase Plan:

                     FOR          AGAINST          ABSTAIN
                     [ ]            [ ]              [ ]

(3) Approval of the Amendment to the 1994 Stock Incentive Plan to increase the total number of shares issuable thereunder and to increase the limit on grants to individuals during any calendar year:

                     FOR          AGAINST          ABSTAIN
                     [ ]            [ ]              [ ]

(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All other proxies heretofore given by the undersigned to vote shares of stock of Datum Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

                     PLEASE MARK, SIGN, DATE AND RETURN THE
                     PROXY CARD PROMPTLY USING THE ENCLOSED
                    ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY
                          SHOWN, PLEASE PRINT CHANGES.


Signature(s)_________________________________________ Dated: _____________, 1997

Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized director. If shares are held by a partnership, please sign in partnership name by an authorized person.

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE